Supplement dated October 31, 2014
to the Classes A, C, J, and P Shares Prospectus
for Principal Funds, Inc.
dated December 30, 2013
(as supplemented on January 2, 2014, February 7, 2014, March 7, 2014, March 14, 2014, April 28, 2014, June 16, 2014, July 15, 2014, August 18, 2014, October 1, 2014, and October 8, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

On or about December 1, 2014, revise the Prospectus as described below.

FUND SUMMARIES

PREFERRED SECURITIES FUND
Add the following after the second paragraph in the Principal Investment Strategies:
The Fund uses derivative instruments. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund employs active volatility mitigation strategies that buy long and short vertical put option spreads and vertical call option spreads on U.S. Treasury bond futures. Vertical spreads are the simultaneous purchase and sale of two options of the same type with the same expiration date but two different strike prices. The strike price is the fixed price at which the owner of the option can buy (in the case of a call), or sell (in the case of a put), the underlying security. This strategy seeks to produce gains regardless of the directional movement of U.S. Treasuries, credit spreads and interest rates while mitigating volatility.

Add the following to the alphabetical list of Principal Risks:
Basis Risk. A hedge using derivatives and/or securities could expose the fund to basis risk. Basis risk can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset resulting in a risk of loss to the fund.

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Volatility Mitigation Risk.  Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains.  These strategies may not protect the fund from market declines and may reduce the fund’s participation in market gains.

In the Management - Sub-Advisor(s) and Portfolio Manager(s) section, add:

•	Kevin Nugent (since 2014), Vice President and Portfolio Manager

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

In the column for the Preferred Securities Fund and

•	row for Derivatives, delete Not Applicable and substitute Principal;

•	row for Hedging, delete Not Applicable and substitute Principal; and

•	row for Leverage, delete Not Applicable and substitute Non-Principal.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

In the section for Spectrum Asset Management, Inc., add the following to the end of the second paragraph (it begins, “The day-to-day portfolio management…”):
For the Preferred Securities Fund, the volatility mitigation strategies are managed by a team consisting of Mr. Jacoby, Mr. Krishnan, and Mr. Nugent; however, Mr. Nugent is primarily responsible for day-to-day portfolio management for the volatility mitigation strategies.

Add the following to the alphabetical list of portfolio managers:
Kevin Nugent joined Spectrum in 2012. Mr. Nugent was with Bishop Asset Management, LLC from 2010 to 2012. Prior to that, he was with Nugent Investment Group, LLC. He earned a B.A. from Ohio Wesleyan University.

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